EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF INNOVATION1 BIOTECH, INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Innovation1 Biotech, Inc. for the quarter ended November 30, 2022, the undersigned, Frederick E. Pierce, Principal Executive Officer and Principal Accounting Officer of Innovation1 Biotech, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

Date: January 17, 2023	By:	/s/ Frederick E. Pierce
Frederick E. Pierce
Interim Acting Chief Executive Officer Principal Executive Officer and Principal Accounting Officer